SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 19, 2001

                           GENERAL BEARING CORPORATION

               (Exact Name of Registrant as Specified in Charter)

        Delaware                      0-22053                13-2796245
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)          Identification No.)

                                 44 High Street

                           West Nyack, New York 10994

                    (Address of Principal Executive Offices)

                                 (845) 358-6000

               Registrant's telephone number, including area code
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            This Current Report on Form 8-K is filed by General Bearing
Corporation, a Delaware corporation ("General Bearing"), in connection with the matters described herein.

Item 5. Other Events.

            On January 19, 2001, General Bearing entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as January 19, 2001, with GBC Acquisition Corp., a Delaware corporation ("AcquisitionCo").

            Pursuant to the Merger Agreement, AcquisitionCo will be merged with and into General Bearing and General Bearing will be the surviving corporation (the "Merger"). In connection with the Merger, each issued and outstanding share of General Bearing's common stock, par value $.01 per share (the "Common Stock"), other than (i) shares of Common Stock owned by AcquisitionCo (ii) Shares of Common Stock held by subsidiaries of General Bearing and (iii) shares held by shareholders dissenting in accordance with Delaware law, will be converted into the right to receive $6.50 in cash.

            Consummation of the Merger is subject to customary closing conditions, including stockholder approval and the completion of financing. General Bearing expects that the Merger will be consummated during the Spring of 2001.

            The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

            On January 19, 2001, General Bearing issued a press release announcing that General Bearing entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of January 19, 2001, by and between General Bearing Corporation and GBC Acquisition Corp.

99.1 Press Release, dated January 19, 2001, issued by General Bearing
Corporation.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2001                  General Bearing Corporation

                                        By: /s/ David L. Gussack
                                           -------------------------------------
                                           David L. Gussack
                                           President
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                                  EXHIBIT INDEX

Exhibit No.

2.1 Agreement and Plan of Merger, dated as January 19, 2001, by and between General Bearing Corporation and GBC Acquisition Corp. (Exhibit A of the Merger Agreement has been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of such exhibit shall be furnished supplementally to the Securities and Exchange Commission upon request.)

99.1  Press Release, dated January 19, 2001, issued by General Bearing
      Corporation.